Enterprise Financial Services Corp ANNUAL SHAREHOLDER MEETING – MAY 2, 2017

2 JOHN S. EULICH CHAIRMAN, EFSC 2017 ANNUAL SHAREHOLDER MEETING

3 JAMES J. MURPHY, JR. THANK YOU FOR YOUR SERVICE AND MANY CONTRIBUTIONS 2002-2017

4 WILLIAM H. DOWNEY THANK YOU FOR YOUR SERVICE AND MANY CONTRIBUTIONS 2002-2017

5 ELOISE E. SCHMITZ WELCOME NEW EFSC DIRECTORS NEVADA A. KENT IV MICHAEL W. WALSH JAMES B. LALLY

6 LEGAL MEETING 2017 ANNUAL SHAREHOLDER MEETING

7 PETER F. BENOIST THANK YOU FOR YOUR YEARS OF DEDICATION TO EFSC 2002-2017

8 HIGH PERFORMANCE LEADERSHIP

9 KEENE S. TURNER CHIEF FINANCIAL OFFICER, EFSC 2017 ANNUAL SHAREHOLDER MEETING

10 2016 HIGHLIGHTS Record Earnings Per Share $2.41 $2.03 Growth of Earnings Per Share 28% 22% Return on Assets 1.29% 1.09% Efficiency Ratio 52% 55% EFSC Stock Price $43.00 EFSC Dividend/Share $0.41 Core* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

11 FULL YEAR EARNINGS PER SHARE TREND $1.66 $0.51 < $0.02> $0.04 <$0.16> $2.03 2015 YTD Net Interest Income Portfolio Loan Loss Provision Non Interest Income Non Interest Expense 2016 YTD CHANGES IN CORE EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

12 POSITIVE MOMENTUM IN CORE* EARNINGS PER SHARE $0.28 $0.31 $0.37 $0.33 $0.35 $0.38 $0.44 $0.49 $0.47 $0.49 $0.49 $0.59 $0.59 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 111% Core EPS Growth from Q1 2014 to Q1 2017

13 CORE NET INTEREST INCOME TREND* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $29.6 $30.2 $31.5 $32.2 $37.6 3.54% 3.52% 3.54% 3.44% 3.63% -6.00% -4.00% -2.00% 0.00% 2.00% 4.00% $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 $14.0 $15.0 $16.0 $17.0 $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 $28.0 $29.0 $30.0 $31.0 $32.0 $33.0 $34.0 $35.0 $36.0 $37.0 $38.0 $39.0 $40.0 $41.0 $42.0 $43.0 $44.0 $45.0 $46.0 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Core Net Interest Income* FTE Core Net Interest Margin*

14 CREDIT TRENDS FOR PORTFOLIO LOANS -1 bps -6 bps 14 bps 12 bps -1 bps Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Net Charge-offs (1) Q1 2017 EFSC PEER(2) NPA’S/ASSETS = 0.33% 0.66% NPL’S/LOANS = 0.36% 0.77% ALLL/NPL’S = 283% 112% ALLL/LOANS (4) = 1.02% 1.04% (1) Portfolio loans only, excludes non-core acquired loans (2) Peer data as of 12/31/2016 (source: SNL Financial) (3) Excludes JCB (4)1.65% including JCB Credit Mark In Millions $82 $51 $154 $80 $56 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Portfolio Loan Growth (3) In Millions Net Charge-offs (1) 2016 NCO = 5 bps $0.8 $0.7 $3.0 $1.0 $1.5 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Provision for Portfolio Loans

15 OPERATING EXPENSES TREND* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $6.1 $6.5 $6.4 $7.0 $7.0 $1.7 $1.6 $1.7 $1.7 $1.9 $12.6 $12.3 $12.1 $12.4 $16.0 57.4% 56.3% 52.8% 52.7% 56.0% -2 3 8 13 18 23 28 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* $20.4 $21.1 $20.2 $20.4 $24.9

16 2016 HIGHLIGHTS Record Earnings Per Share $2.41 $2.03 Growth of Earnings Per Share 28% 22% Return on Assets 1.29% 1.09% Efficiency Ratio 52% 55% EFSC Stock Price $43.00 EFSC Dividend/Share $0.41 Core* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

17 SCOTT R. GOODMAN PRESIDENT, ENTERPRISE BANK & TRUST 2017 ANNUAL SHAREHOLDER MEETING

18 SOURCE: SNL FINANCIAL EFSC (16 BRANCHES TOTAL, 6 BRANCHES IN ST. LOUIS MSA) JCB (18 BRANCHES TOTAL, 17 BRANCHES IN ST. LOUIS MSA) ST. LOUIS MSA STRATEGIC, IN-MARKET ACQUISITION OF JEFFERSON COUNTY BANCSHARES, INC. (“JCB”) JCB ASSETS ELEVATE US TO A $5 BILLION FINANCIAL INSTITUTION OUR FOOTPRINT IN THE ST. LOUIS MARKET ENHANCED WITH 18 ADDITIONAL BRANCHES TOP FOUR DEPOSIT MARKET SHARE IN THE ST. LOUIS MSA INTRODUCTION OF 37,000 NEW JCB CUSTOMERS MO

19 (1) COMMUNITY BANKS DEFINED AS INSTITUTIONS HAVING LESS THAN $10 BILLION IN DEPOSITS SOURCE: SNL FINANCIAL, FDIC; DEPOSIT DATA AS OF JUNE 30, 2016 TOP 4 DEPOSIT MARKET SHARE EFSC IS THE SECOND LARGEST COMMUNITY BANK BY DEPOSITS IN MISSOURI (1) STRENGTHENS EFSC’S ALREADY SIGNIFICANT ST. LOUIS FOOTPRINT Rank Institution # of Branches June '16 Total Deposits Market Share (%) 1 U.S. Bancorp (MN) 117 13,440,724 19.26 2 Bank of America Corp, (NC) 52 11,264,321 16.15 3 Commerce Bancshares Inc. (MO) 48 6,450,739 9.25 4 Enterprise Financial Services Corp (MO) 23 2,980,987 4.27% 5 Regions Financial Corp. (AL) 62 2,761,735 3.96 6 PNC Financial Services Group (PA) 43 2,231,254 3.2 7 First Banks Inc. (MO) 48 2,187,788 3.14 8 Banc Ed Corp. (IL) 20 1,533,999 2.2 9 Stupp Bros. Inc. (MO) 22 1,449,099 2.08 10 Central Bancompany Inc. (MO) 15 1,310,776 1.88 Top 10 Institutions 450 45,611,422 65.39 Total for Institutions in Market 892 69,769,443 100.00%

20 JCB’S EXPANDED COMMERCIAL AND RETAIL CUSTOMER BASES ARE COMPLEMENTARY TO EFSC’S EXISTING PRODUCT SETS OPPORTUNITY TO DEEPEN CLIENT RELATIONSHIPS ACROSS THE EFSC PRODUCT SET FEE INCOME OPPORTUNITIES (1) (1) REPRESENT ILLUSTRATIVE AREAS OF POTENTIAL FEE INCOME ENHANCEMENT; POTENTIAL REVENUE ENHANCEMENTS NOT INCLUDED IN ESTIMATES OF FINANCIAL IMPACT PROVIDED HEREIN WEALTH MANAGEMENT CARD SERVICES TREASURY MANAGEMENT MORTGAGE

21 PORTFOLIO LOAN TRENDS $2,833 $2,884 $3,038 $3,118 $3,853 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 In Millions *Note: 12% excluding acquisition of JCB JCB $678

22 $1,545 $1,541 $1,599 $1,633 $1,774 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 COMMERCIAL & INDUSTRIAL LOAN TRENDS In Millions JCB $79 *Note: 10% excluding acquisition of JCB

23 DEPOSIT TRENDS $2,932 $3,028 $3,125 $3,233 $4,032 24.5% 24.9% 24.4% 26.8% 25.7% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 800 1,300 1,800 2,300 2,800 3,300 3,800 4,300 Deposits DDA % Last Twelve Months Growth Rate = 38%, 11% Excluding Acquisition of JCB In Millions JCB $774

24 ST. LOUIS PORTFOLIO LOANS & DEPOSITS In Millions $1,468 $1,737 $2,448 Q1 '16 Q4 '16 Q1 '17 Deposits JCB Deposits $1,427 $1,556 $2,210 Q1 '16 Q4 '16 Q1 '17 Loans JCB Loans JCB $678 JCB $774

25 KANSAS CITY PORTFOLIO LOANS & DEPOSITS $532 $591 $614 Q1 '16 Q4 '16 Q1 '17 Loans In Millions $650 $659 $773 Q1 '16 Q4 '16 Q1 '17 Deposits

26 ARIZONA PORTFOLIO LOANS & DEPOSITS $188 $226 $236 Q1 '16 Q4 '16 Q1 '17 Loans In Millions $100 $107 $113 Q1 '16 Q4 '16 Q1 '17 Deposit

27 SPECIALIZED LENDING PORTFOLIO LOANS In Millions $686 $745 $793 Q1 '16 Q4 '16 Q1 '17 Loans ENTERPRISE VALUE LENDING LIFE INSURANCE PREMIUM FINANCING TAX CREDIT PROGRAMS AIRCRAFT FINANCE

MEMBER FDIC 28 NET PROMOTER SCORE Industry-leading customer service and satisfaction 2015 2016 Banking Average KC 46 65 35 St. Louis 58 61 Average 52 63 Enterprise won a total of three 2016 Greenwich Excellence Awards in the Middle Market segment. Source: Greenwich Associates

29 OPPORTUNITIES EXIST CLIENT SATISFACTION DRIVERS Client satisfaction scores are industry leading. We’re focused on leveraging ways to improve industry understanding and providing ideas to clients. 1. Ease of doing business 2. Relationship 3. Understanding of your industry 4. Provides ideas and advice KEY DRIVERS OF CLIENT SATISFACTION SCORE PEER AVG. 95% 91% 78% 78% 83% 78% 64% 69% Source: Greenwich Associates

30 JAMES B. LALLY PRESIDENT & CEO, EFSC 2017 ANNUAL SHAREHOLDER MEETING

31 EFSC MARKET CAPITALIZATION Total Shareholder Return EFSC 146% SNL US Bank Index 46% > 100% 0.00 200.00 400.00 600.00 800.00 1,000.00 1,200.00 EFSC Market Capitalization March 31, 2014 - April 26, 2017 Market Cap at 3/31/14: $395mm Market Cap at 4/26/17: $1,034 mm 161.4%

32 I M P R O V E . . . Diversified, double- digit revenue growth Low cost, resilient funding Superior return on investment (ROI) Align and manage support functions to drive profitability Service Levels Urban Markets Operating Leverage Scalability Cost/Unit Shareholder Returns PROCESS EVOLUTION

33 INNOVATION INTO ACTION Executive Team Innovation Team • Financial Plan/Return • Resource Needs • Risk Analysis (Legal, compliance, vendor) P rioritiz ation • Review Project Status • Oversee periodic look- back, post implementation Animation Team Implementation & Accountability Rec om m en d “Go /No G o” • Idea Creation/Formation Idea Charter Prioritize Analyze Go / No Go Implement

34 MARKETING & SALES FUNNEL Awareness Interest Consideration Intent Evaluation Purchase NOW… …FUTURE Marketing Sales Marketing Sales

35 2017 ANNUAL SHAREHOLDER MEETING